================================================================================

--------------------------------------------------------------------------------
                               SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------
                                February 28, 2002
--------------------------------------------------------------------------------

                                   Value Line
                                 U.S. Government
                                   Securities
                                   Fund, Inc.

                                     [LOGO]
                                   ----------
                                   VALUE LINE

                                     No-Load
                                     Mutual
                                      Funds

Value Line U.S. Government Securities Fund, Inc.

                                                              To Our Value Line
================================================================================

To Our Shareholders:

Investors have been faced with tragic developments and much uncertainty over the last six month period.

The September 11th tragedy and the continuing war against terrorism remain foremost in all of our minds. A stagnant economy with rising unemployment and the bankruptcy of Enron, along with allegations of possible accounting irregularities, all took a major toll on investors in the weeks following the afore-mentioned tragedy.

Amid such uncertainty, a diversified investment portfolio, containing an allocation to bonds, helps to provide both balance and safety.

Your Fund returned 2.82% for the six-month period ended February 28, 2002, which compares favorably to the 2.61% for the peer group, Lipper Intermediate U.S. Government Funds(1). The return of the unmanaged Lehman Brothers Intermediate U.S. Government Bond Index, a proxy for the Fund's government investment strategy, was 3.28%(2).

The start of the period was marked by a continuation of monetary policy accommodation by the Federal Reserve Board reducing short-term interest rates to levels not seen in decades. The overnight Federal Funds rate, for example, fell 1.75%. Much of this decline was in response to the September 11th tragedy as equity markets tumbled, fueling fears of a prolonged, severe recession. Surprisingly, the U.S. economy proved more resilient, as consumers continued to spend and the depressed manufacturing sector began to show selective improvement. By the period's end, evidence was mounting that a severe economic decline had been averted and that the economy was improving.

For the first two months of the period, bond prices rose, benefiting from the slow economy, weak equity markets and uncertainty over the war on terrorism. However, as the economy showed improvement and the equity markets stabilized, bond prices declined and interest rates rose. For the entire period, the yield on the benchmark ten-year Treasury note increased slightly from 4.83% to 4.88%.

We continue to emphasize an intermediate-term maturity structure in our bond selection to provide competitive performance going forward.

We appreciate your continued support.

                                        Sincerely,


                                        /s/ Jean Bernhard Buttner

                                        Jean Bernhard Buttner
                                        Chairman and President

May, 2002

--------------------------------------------------------------------------------

(1) Lipper Intermediate U.S. Government Funds - Funds that invest at least 65% of fund assets in securities issued or guaranteed by the U.S. Government, its agencies, or its instrumentalities, with dollar-weighted average maturities of five to ten years. An investment cannot be made in a Peer Group Average.

(2) The Lehman Brothers Intermediate U.S. Government Bond Index represents the intermediate maturities (1-10 years) of the U.S. Treasury and U.S. Agency segment of the fixed-income market. The returns for the Index do not reflect charges, expenses, or taxes, and it is not possible to directly invest in this Index


--------------------------------------------------------------------------------
2

                                Value Line U.S. Government Securities Fund, Inc.

U.S. Government Securities Fund Shareholders
================================================================================

Economic Observations

The recession, which gripped the nation for much of the past year, has ended. This conclusion is based on a succession of reports showing improving manufacturing levels, comparative continued strength in housing, selective improvement in retailing, and generally declining jobless claims. Nevertheless, given the absence of growth in the overall job market and continued depressed levels of factory usage, it appears that the economic recovery, which we expect to begin during the current half, will be moderate and uneven in its early stages.

Inflationary pressures, meantime, are continuing to be kept at bay. This benign pricing environment remains rooted in both sustained increases in productivity (or labor-cost efficiency) and the pronounced slowdown in industrial and labor demand arising from the comparatively low level of U.S. business activity in recent months. To be sure, as the U.S. economy improves, some modest increase in pricing pressures may evolve. Absent a more vigorous business recovery than we now expect, however, inflation should remain muted through at least 2002.

Finally, the Federal Reserve, which has been aggressive in reducing interest rates over the past year, in an effort to promote stronger economic activity, is now at the end of its extended monetary easing cycle. We believe the Fed will now pursue a stable monetary course through at least the third quarter of this year, before rising business activity and possibly higher inflation encourage it to begin lifting rates again.

Performance Data:*

                                                   Growth of
                                                   an Assumed       Average
                                                  Investment of      Annual
                                                     $10,000      Total Return
                                                  -------------   ------------

 1 year ended 12/31/01 .......................       $10,704          7.04%
 5 years ended 12/31/01 ......................       $13,854          6.74%
10 years ended 12/31/01 ......................       $17,178          5.56%

* The average annual total returns for the one, five and ten year periods ended February 28, 2002, were 6.06%, 6.95% and 5.88%, respectively. The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Schedule of Investments (Unaudited)
================================================================================

  Principal                                                                Maturity
   Amount                                                          Rate      Date        Value
--------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS (17.8%)
$ 3,000,000   U.S. Treasury Notes ..............................   5.75%   11/15/05    $ 3,190,197
                                                                                       -----------
 19,000,000   U.S. Treasury Notes ..............................   6.50    10/15/06     20,805,019
  1,000,000   U.S. Treasury Notes ..............................   3.50    11/15/06        971,211
  1,000,000   U.S. Treasury Bonds ..............................   8.50     2/15/20      1,328,907
-----------                                                                            -----------
 24,000,000   TOTAL U.S. TREASURY OBLIGATIONS (Cost $26,552,916)                        26,295,334
-----------                                                                            -----------

U.S. GOVERNMENT AGENCY OBLIGATIONS (71.9%)
              FEDERAL NATIONAL MORTGAGE ASSOCIATION (48.4%)
  6,847,071   Federal National Mortgage Association Pool #313031   6.85     7/01/03      7,024,667
  7,893,625   Federal National Mortgage Association Pool #313032   7.04     7/01/06      8,470,847
  1,000,000   Federal National Mortgage Association ............   4.50    11/14/06        993,568
  7,000,000   Federal National Mortgage Association ............   4.75     1/02/07      6,953,674
 10,018,063   Federal National Mortgage Association Pool #375667   6.02     2/01/08     10,381,218
 10,000,000   Federal National Mortgage Association Pool #380188   6.45     4/01/08     10,093,800
  5,000,000   Federal National Mortgage Association ............   5.25     1/15/09      5,033,690
    996,803   Federal National Mortgage Association Pool #254243   6.00     2/01/09      1,018,296
  1,000,000   Federal National Mortgage Association Pool #254273   5.00     3/01/09        995,625
  1,000,000   Federal National Mortgage Association ............   6.38     6/15/09      1,070,959
  2,974,275   Federal National Mortgage Association Pool #622373   5.50    12/01/16      2,967,769
    994,656   Federal National Mortgage Association Pool #615289   5.50    12/01/16        992,480
  2,000,000   Federal National Mortgage Association Pool #623503   6.00     2/01/17      2,032,500
  6,270,186   Federal National Mortgage Association Pool #412682   6.00     3/01/28      6,278,023
  3,331,427   Federal National Mortgage Association Pool #424691   6.50     4/01/28      3,398,056
  2,689,586   Federal National Mortgage Association Pool #425239   6.50     4/01/28      2,743,378
  1,000,000   Federal National Mortgage Association Pool #629297   6.50     2/01/32      1,017,187
-----------                                                                            -----------
 70,015,692   TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
-----------     (Cost $69,979,103) .............................                         71,465,737
                                                                                       -----------
              FEDERAL HOME LOAN MORTGAGE CORPORATION (16.6%)
  1,000,000   Federal Home Loan Mortgage Corporation ...........   3.25     1/15/04      1,002,365
 15,000,000   Federal Home Loan Mortgage Corporation ...........   5.88     3/21/11     15,148,695
  4,000,000   Federal Home Loan Mortgage Corporation ...........   5.50     9/15/11      4,003,844
  4,000,000   Federal Home Loan Mortgage Corporation ...........   6.75     3/15/31      4,313,276
-----------                                                                            -----------
 24,000,000   TOTAL FEDERAL HOME LOAN MORTGAGE
-----------     CORPORATION (Cost $24,505,531) .................                        24,468,180
                                                                                       -----------
              PRIVATE EXPORT FUNDING CORPORATION
                SECURITIES (4.1%)
  5,000,000   Private Export Funding Corporation Series "J" ....   7.65     5/15/06      5,592,865
    500,000   Private Export Funding Corporation Series "L" ....   5.75     1/15/08        519,250
-----------                                                                            -----------
  5,500,000   TOTAL PRIVATE EXPORT FUNDING CORPORATION
-----------     SECURITIES (Cost $5,500,000) ...................                         6,112,115
                                                                                       -----------


--------------------------------------------------------------------------------
4

                                Value Line U.S. Government Securities Fund, Inc.

                                                               February 28, 2002
================================================================================

  Principal                                                                                 Maturity
   Amount                                                                            Rate     Date          Value
--------------------------------------------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK (2.1%)
$ 2,000,000   Federal Home Loan Bank .............................................   4.13%   11/15/04   $  2,019,840
  1,000,000   Federal Home Loan Bank .............................................   7.45     2/03/20      1,149,348
-----------                                                                                             ------------
  3,000,000   TOTAL FEDERAL HOME BANK
-----------     (Cost $3,152,163)                                                                          3,169,188
                                                                                                        ------------
              GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (0.7%)
     58,135   Government National Mortgage Association Pool #541349 ..............   6.00     4/15/31         58,062
     81,694   Government National Mortgage Association Pool #557681 ..............   6.00     8/15/31         81,592
    858,278   Government National Mortgage Association Pool #548880 ..............   6.00    12/15/31        857,205
-----------                                                                                             ------------
    998,107   TOTAL GOVERNMENT NATIONAL MORTGAGE
-----------     ASSOCIATION (Cost $998,563) ......................................                           996,859
                                                                                                        ------------
103,513,799   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
-----------     (Cost $104,135,360) ..............................................                       106,212,079
                                                                                                        ------------
127,513,799   TOTAL INVESTMENT SECURITIES (89.7%)
-----------     (Cost $130,688,276) ..............................................                       132,507,413
                                                                                                        ------------
REPURCHASE AGREEMENTS (8.8%) (including accrued interest)
  4,300,000   Collateralized by $4,065,000 U.S. Treasury Notes 5.75%,
                due 11/15/05, with a value of $4,391,941 (with State Street Bank and Trust Company, 1.83%, dated 2/28/02, due 3/01/02, delivery
                value $4,300,219) ................................................                         4,300,219
  4,300,000   Collateralized by $2,969,000 U.S. Treasury Bonds 12.50%,
                due 08/15/14, with a value of $4,393,531 (with UBS Warburg LLC,
                1.83%, dated 2/28/02, due 3/01/02, delivery value
                $4,300,218) ......................................................                         4,300,218
  4,300,000   Collateralized by $3,410,000 U.S. Treasury Bonds 8.125%,
                due 08/15/19, with a value of $4,393,398 (with Morgan Stanley
                Dean Witter & Co., 1.80%, dated 2/28/02, due 3/01/02, delivery
                value $4,300,215) ................................................                         4,300,215
-----------                                                                                             ------------
 12,900,000   TOTAL REPURCHASE AGREEMENTS (8.8%)
                (Cost $12,900,652) ...............................................                        12,900,652
                                                                                                        ------------
              CASH AND OTHER ASSETS IN EXCESS OF
                LIABILITlES (1.5%) ...............................................                         2,272,750
                                                                                                        ------------

              NET ASSETS (100.0%) ................................................                      $147,680,815
                                                                                                        ------------

              NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
                PER OUTSTANDING SHARE ($147,680,815 / 12,768,969
                shares of capital stock outstanding) .............................                       $     11.57
                                                                                                         -----------

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Statement of Assets and Liabilities
at February 28, 2002 (Unaudited)
================================================================================

Assets:
Investment securities, at value
   (Cost--$130,688,276) .................................         $ 132,507,413
Repurchase agreements
   (Cost--$12,900,652) ..................................            12,900,652
Cash ....................................................                72,188
Interest receivable .....................................             1,918,657
Receivable for capital shares sold ......................               534,815
                                                                  -------------
    Total Assets ........................................           147,933,725
                                                                  -------------

Liabilities:
Payable for capital shares
   repurchased ..........................................                82,215
Accrued expenses:
   Advisory fee .........................................                56,439
   Service and distribution plan fee ....................                28,220
   Other ................................................                86,036
                                                                  -------------
    Total Liabilities ...................................               252,910
                                                                  -------------
Net Assets ..............................................         $ 147,680,815
                                                                  =============
Net Assets consist of:
Capital Stock, at $1 par value
   (authorized 100,000,000,
   outstanding 12,768,969 shares) .......................         $  12,768,969
Additional paid-in capital ..............................           178,895,748
Undistributed net investment
   income ...............................................               723,445
Accumulated net realized loss
   on investments .......................................           (46,526,484)
Net unrealized appreciation of
   investments ..........................................             1,819,137
                                                                  -------------
Net Assets ..............................................         $ 147,680,815
                                                                  =============
Net Asset Value, Offering and
   Redemption Price, per
   Outstanding Share
   ($147,680,815 / 12,768,969
   shares outstanding) ..................................         $       11.57
                                                                  =============

Statement of Operations for the
Six Months Ended February 28, 2002 (Unaudited)
================================================================================

Investment Income:
Interest income ..........................................        $   3,803,455
                                                                  -------------
Expenses:
Advisory fee .............................................              373,957
Service and distribution plan fees .......................              186,979
Transfer agent fees ......................................               37,503
Auditing and legal fees ..................................               22,280
Custodian fees ...........................................               15,472
Printing .................................................               12,753
Directors' fees and expenses .............................               11,550
Registration and filing fees .............................               10,500
Postage ..................................................                8,545
Telephone, insurance, dues
    and other ............................................                5,731
                                                                  -------------
    Total Expenses Before
      Custody Credits ....................................              685,270
    Less: Custody Credits ................................               (2,632)
                                                                  -------------
    Net Expenses .........................................              682,638
                                                                  -------------
Net Investment Income ....................................        $   3,120,817
                                                                  -------------
Net Realized and Unrealized Gain
   on Investments
   Net Realized Gain .....................................            2,429,833
   Change in Net Unrealized
     Appreciation (Depreciation) .........................           (1,512,471)
                                                                  -------------
Net Realized Gain and Change in
   Net Unrealized Appreciation
   (Depreciation) on Investments .........................              917,362
                                                                  -------------
Net Increase in Net Assets
   from Operations .......................................        $   4,038,179
                                                                  =============

See Notes to Financial Statements.


--------------------------------------------------------------------------------
6

                                Value Line U.S. Government Securities Fund, Inc.

Statement of Changes in Net Assets
for the Six Months Ended February 28, 2002 (Unaudited) and for the Year Ended August 31, 2001
================================================================================

                                                                  Six Months
                                                                    Ended
                                                                  February 28,     Year Ended
                                                                     2002          August 31,
                                                                  (Unaudited)         2001
                                                                 ------------------------------
Operations:
   Net investment income .....................................   $   3,120,817    $   7,415,879
   Net realized gain on investments ..........................       2,429,833        3,164,703
   Change in net unrealized appreciation (depreciation) ......      (1,512,471)       5,441,235
                                                                 ------------------------------
   Net increase in net assets from operations ................       4,038,179       16,021,817
                                                                 ------------------------------

Dividends to Shareholders:
   Net investment income .....................................      (3,373,065)      (7,831,450)
                                                                 ------------------------------

Capital Share Transactions:
   Proceeds from sale of shares ..............................      53,571,238       31,029,806
   Proceeds from reinvestment of distributions to shareholders       2,859,733        6,441,195
   Cost of shares repurchased ................................     (60,008,283)     (35,476,109)
                                                                 ------------------------------
   Net (decrease) increase from capital share transactions ...      (3,577,312)       1,994,892
                                                                 ------------------------------
Total (Decrease) Increase in Net Assets ......................      (2,912,198)      10,185,259

Net Assets:
   Beginning of period .......................................     150,593,013      140,407,754
                                                                 ------------------------------
   End of period .............................................   $ 147,680,815    $ 150,593,013
                                                                 ==============================
Undistributed Net Investment Income, at end of period ........   $     723,445    $   1,213,411
                                                                 ==============================

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements (Unaudited)
================================================================================

1. Significant Accounting Policies

Value Line U.S. Government Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is to obtain maximum income without undue risk to principal. Capital preservation and possible capital appreciation are secondary objectives.

The following significant accounting principles are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation. Where market quotations are readily available, portfolio securities are valued at the midpoint between the latest available and representative asked and bid prices, or when stock exchange valuations are used, at the latest quoted sale price as of the close of business of the New York Stock Exchange on the valuation date. The Fund values mortgage-backed securities other than GNMA's (Government National Mortgage Association) on the basis of valuations provided by dealers in such securities. Some of the general factors which may be considered by the dealers in arriving at such valuations include the fundamental analytic data relating to the security and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of values may involve subjective judgment, as the actual market value of a particular security can be established only by negotiation between the parties in a sales transaction. The values for GNMA's, U.S. Treasury and U.S. Government Agency notes and debentures are determined on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value. Other assets and securities for which market valuations are not readily available will be valued at fair value as the Board of Directors may determine in good faith.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act, and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Related Income. Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities transactions are determined using the identified cost method and interest income is accrued as earned.

(E) Amortization. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised guide


--------------------------------------------------------------------------------
8

                                Value Line U.S. Government Securities Fund, Inc.

                                                               February 28, 2002
================================================================================

requires the Fund to amortize premium and discount on all fixed-income securities. Such amortization is included in net investment income but does not impact the net assets or distributions of the Fund. The cumulative effect of this accounting change resulted in a reduction of $237,718 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the period ended February 28, 2002 was to decrease net investment income by $71,040, decrease unrealized gains by $34,851, and increase realized gains by $105,891. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

2. Capital Share Transactions and Dividends to Shareholders

Transactions in capital stock were as follows:

                                                Six Months
                                                   Ended
                                                February 28,       Year Ended
                                                    2002           August 31,
                                                (Unaudited)            2001
                                                ------------------------------
Shares sold ................................       4,635,545         2,763,020
Shares issued to shareholders
   in reinvestment of
   dividends ...............................         250,079           577,509
                                                ------------------------------
                                                   4,885,624         3,340,529
Shares repurchased .........................      (5,200,449)       (3,169,215)
                                                ------------------------------
Net increase (decrease) ....................        (314,825)          171,314
                                                ==============================
Dividends per share ........................    $      .2600      $      .6125
                                                ==============================

Dividends and distributions to shareholders are recorded on the ex-dividend date.

On March 14, 2002 the Fund's Board of Directors declared a quarterly dividend from net investment income of $.1175 per share payable on March 27, 2002 to shareholders of record on March 25, 2002.

3. Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term investments, were as follows:

                                                                Six Months
                                                                  Ended
                                                               February 28,
                                                                   2002
                                                               (Unaudited)
                                                               ------------
PURCHASES:
   U.S. Treasury Obligations ...........................       $ 60,481,558
   U.S. Government Agency
    Obligations and Other
    Investment Securities ..............................         91,208,940
                                                               ------------
                                                               $151,690,498
                                                               ============

SALES AND REDEMPTIONS:
   U.S. Treasury Obligations ...........................       $ 48,231,172
   U.S. Government Agency
    Obligations and Other
    Investment Securities ..............................         98,901,236
                                                               ------------
                                                               $147,132,408
                                                               ============

At February 28, 2002, the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $143,595,305. The aggregate appreciation and depreciation of investments at February 28, 2002, based on a comparison of investment values and their costs for federal income tax purposes, was $2,476,165 and $663,405, respectively, resulting in a net appreciation of $1,812,760.

For federal income tax purposes, the Fund had a net capital loss carryover at August 31, 2001 of approximately $48,956,317 of which approximately $35,018,381 will expire in 2003, $8,976,510 will expire in 2004, $2,829,335 will expire in 2005 and $2,132,091 will expire in 2008.


--------------------------------------------------------------------------------
                                                                               9

Value Line U.S. Government Securities Fund, Inc.

Notes to Financial Statements (Unaudited)
================================================================================

4.    Investment Advisory Contract, Management Fees and Transactions With
      Affiliates

An advisory fee of $373,957 was paid or payable to Value Line, Inc., the Fund's investment adviser ("Adviser"), for the six months ended February 28, 2002. This was computed at the rate of 1/2 of 1% of the Fund's average daily net assets during the period and was paid monthly.

The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

The Fund has a Service and Distribution Plan (the "Plan"), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan compensates Value Line Securities, Inc., a wholly-owned subsidiary of the Adviser (the "Distributor"), for advertising, marketing and distributing the Fund's shares and for servicing the Fund's shareholders at an annual rate of 0.25% of the Fund's average daily net assets. Fees amounting to $186,979 were paid or payable to the Distributor under this Plan for the six months ended February 28, 2002.

For the six months ended February 28, 2002, the Fund's expenses were reduced by $2,632 under a custody credit arrangement with the Custodian.

Certain officers and directors of the Adviser and the Distributor are also officers and directors of the Fund.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan at February 28, 2002 owned 189,808 shares of the Fund's capital stock, representing 1.49% of the outstanding shares. In addition, officers and directors owned 883 shares of capital stock, representing less than 1% of the outstanding shares.


--------------------------------------------------------------------------------
10

                                Value Line U.S. Government Securities Fund, Inc.

                                                            Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                             Six Months
                                                Ended
                                             February 28,                           Year Ended August 31,
                                                 2002         -------------------------------------------------------------------
                                              (Unaudited)        2001           2000           1999          1998          1997
                                             ------------------------------------------------------------------------------------
Net asset value, beginning of period ......    $  11.51       $  10.87       $  10.81       $  11.44      $  11.04      $  10.85
                                             ------------------------------------------------------------------------------------
Income (loss) from investment operations:
     Net investment income ................        0.24           0.58           0.64           0.61          0.69          0.74
     Net gains or losses on securities
       (both realized and unrealized) .....        0.08           0.67           0.04          (0.62)         0.41          0.21
                                             ------------------------------------------------------------------------------------
     Total income (loss) from
       investment operations ..............        0.32           1.25           0.68          (0.01)         1.10          0.95
                                             ------------------------------------------------------------------------------------
Less distributions:
     Dividends from net
       investment income ..................       (0.26)         (0.61)         (0.62)         (0.62)        (0.70)        (0.76)
     Distributions from capital gains .....          --             --             --             --            --            --
                                             ------------------------------------------------------------------------------------
     Total distributions ..................       (0.26)         (0.61)         (0.62)         (0.62)        (0.70)        (0.76)
                                             ====================================================================================
Net asset value, end of period ............    $  11.57       $  11.51       $  10.87       $  10.81      $  11.44      $  11.04
                                             ====================================================================================
Total return ..............................        2.82%+        11.82%          6.53%         -0.17%        10.28%         9.01%
                                             ====================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands) ..    $147,681       $150,593       $140,408       $167,231      $185,294      $185,004
Ratio of operating expenses to
  average net assets ......................          92%*(2)        92%(2)         73%(2)         67%(2)        66%(1)        65%(1)
Ratio of net investment income
  to average net assets ...................        4.17%*         5.17%          5.82%          5.40%         6.07%         6.52%
Portfolio turnover rate ...................         111%           140%            49%           125%          159%          255%

(1)   Before offset of custody credits.

(2) Ratio reflects expenses grossed up for custody credit arrangement. The ratio of expenses to average net assets net of custody credits would have been 0.91% for the six months ended February 28, 2002, would have been unchanged for the years ended August 31, 2001 and August 31, 2000, and would have been 0.66% for the year ended August 31, 1999.

  +   Not annualized

  *   Annualized

See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line U.S. Government Securities Fund, Inc.

                         The Value Line Family of Funds
================================================================================

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and the National Bond Portfolio. The Fund may be subject to state and local taxes and the Alternative Minimum tax (if applicable).

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987--Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993--Value Line Emerging Opportunities Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818,24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
12

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 219729
                      Kansas City, MO 64121-9729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Sound View Drive, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Frances T. Newton
                      Francis C. Oakley
                      David H. Porter
                      Paul Craig Roberts
                      Marion N. Ruth
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Jeffrey D. Geffen
                      Vice President
                      Charles Heebner
                      Vice President
                      Bradley T. Brooks
                      Vice President
                      David T. Henigson
                      Vice President,
                      Secretary/Treasurer
                      Joseph Van Dyke
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon. This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

                                                                         #521329